UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
☒ Definitive Additional Materials
Soliciting Material under §240.14a-12

SHUTTERSTOCK, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SHUTTERSTOCK, INC.
AMENDED NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	10:00 a.m. Eastern Time, on Thursday, June 3, 2021.
Place:	Via live webcast. Register at http://viewproxy.com/shutterstock/2021/htype.asp You will not be able to attend the 2021 Annual Meeting in person.
Admission:	To participate, vote or submit questions during the 2021 Annual Meeting, conducted via live webcast, you must register at http://viewproxy.com/shutterstock/2021/htype.asp by 11:59 p.m. Eastern Time on May 31, 2021. On the day of the 2021 Annual Meeting, if you have properly registered, you may enter the meeting by logging in using the link and password you received via e-mail in your registration confirmation. The 2021 Annual Meeting will begin promptly at 10:00 a.m. Eastern Time and will open for entry at 9:45 a.m. Eastern Time.
Items of Business:
•To elect the Class III director nominees named in the Proxy Statement for a term expiring at the 2024 Annual Meeting of Stockholders;
•To cast a non-binding advisory vote to approve named executive officer compensation (“say-on-pay”);
•To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
•To indicate, on an advisory basis, the preferred frequency of advisory votes on the compensation of our named executive officers; and
•To transact such other business as may properly come before the 2021 Annual Meeting or any adjournments or postponements thereof.

Record Date:	You are entitled to vote only if you were a Shutterstock, Inc. stockholder as of April 14, 2021.
Voting:	Your vote is important. Whether or not you plan to attend the 2021 Annual Meeting via live webcast, we encourage you to read the Proxy Statement and submit your voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled “Questions and Answers About the Proxy Materials and the 2021 Annual Meeting” beginning on page 2 of the Proxy Statement and, if you requested to receive or received printed proxy materials, your enclosed proxy card.
We are again pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe this e-proxy process expedites stockholders’ receipt of proxy materials, while lowering the costs and reducing the environmental impact of our annual meeting.
On or about April 22, 2021, we mailed to our beneficial stockholders a Notice containing instructions on how to access our Proxy Statement and our 2020 Annual Report to Stockholders (the “2020 Annual Report”) and how to vote online.
All stockholders that previously requested paper delivery of communications from us will continue to receive a paper copy of the proxy statement, proxy card and 2020 Annual Report by mail. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement, proxy card and 2020 Annual Report if you only received a Notice by mail or (ii) elect to receive your Proxy Statement and 2020 Annual Report over the Internet if you received them by mail this year.
By Order of the Board of Directors,
John Lapham
General Counsel and Corporate Secretary
New York, New York
April 23, 2021
Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting to Be Held on June 3, 2021.
Our Proxy Statement and 2020 Annual Report to Stockholders are available at
http://www.viewproxy.com/shutterstock/2021

Explanatory Note
On April 22, 2021, Shutterstock, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on June 3, 2021. This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company’s stockholders as of April 14, 2021 (the “Record Date”) on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers. Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects that omission. Other than the addition of Proposal 4 to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company’s stockholders for the proposals to be voted on at the Annual Meeting.
This supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.
2021 PROXY STATEMENT SUPPLEMENT
This Proxy Statement Supplement (the “Supplement”) supplements and amends the Proxy Statement of the Company for the Company’s Annual Meeting to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company’s stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on the compensation of our named executive officers (“Proposal 4”), and (ii) update the Notice of the Annual Meeting to add the new Proposal 4. This Supplement and a revised proxy card (the “Revised Proxy Card”) attached here as Appendix A are being distributed or made available to stockholders beginning on or about April 23, 2021. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety together with the Proxy Statement.
If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy you have submitted.
Proposal Four is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal Four, your shares may constitute “broker non-votes” as to Proposal Four. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.
With respect to Proposal Four, your vote may be cast for “1 YEAR,” “2 YEAR” “3 YEAR” frequency or “ABSTAIN.” A vote to “ABSTAIN” will have no effect on the vote. The choice receiving the most votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

PROPOSAL FOUR
SAY ON THE FREQUENCY OF HOLDING AN
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders to vote, on a nonbinding advisory basis, at least once every six years, their preference regarding how frequently we should solicit future advisory votes on the compensation of our named executive officers as disclosed in our proxy statements. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every one, two or three years.
After considering the benefits and consequences of each alternative, and the Company’s history of seeking an advisory of vote on our compensation every year, the Board of Directors (the “Board”) of the Company recommends that the advisory vote on the compensation of our named executive officers continue to be submitted to the stockholders every year. In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will continue to allow stockholders to provide direct input on the Company's compensation philosophy, policies and practices every year.
Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years on the resolution below:
“RESOLVED, that the alternative of soliciting advisory stockholder approval of the compensation of the Company's named executive officers once every one, two or three years that receives the highest number of votes cast for this resolution will be determined to be the frequency preferred by stockholders for the solicitation of a stockholder advisory vote to approve the compensation of the named executive officers.”
The Board and the Compensation Committee value the opinions of our stockholders on this matter and will view the alternative that receives the most stockholder support as the frequency preferred by stockholders, even if that alternative does not receive the support of a majority of the shares present and entitled to vote, either in person or represented by proxy, at the 2021 Annual Meeting.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF “1 YEAR” ON PROPOSAL FOUR

Appendix A

SHUTTERSTOCK, INC.
Annual Meeting of Stockholders
June 3, 2021

The undersigned stockholder(s) of Shutterstock, Inc. (the "Company") hereby appoint(s) Jarrod Yahes and Jennifer Munoz or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "2021 Annual Meeting") to be held at 10:00 AM ET on Thursday, June 3, 2021 and at any adjournment or postponement thereof. The 2021 Annual Meeting will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/shutterstock/2021/htype.asp by 11:59 PM ET on May 31, 2021. On the day of the 2021 Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the 2021 Annual Meeting are contained in the Proxy Statement in the sections titled "Attending the 2021 Annual Meeting" and "Voting Information".

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR ALL" ON PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, FOR THE OPTION OF EVERY "1 YEAR" ON PROPOSAL 4 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2021 ANNUAL MEETING.

This Proxy is solicited on behalf of the Board of Directors.

(Continued, and to be dated and signed, on the other side)

▲ PLEASE DETACH PROXY CARD HERE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 3, 2021.
The Proxy Statement and our 2020 Annual Report are available at:
http://www.viewproxy.com/shutterstock/2021

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED HEREIN, "FOR" PROPOSALS 2 AND 3 AND FOR THE OPTION OF EVERY "1 YEAR" ON PROPOSAL 4.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal One. To elect two members to our board of directors to serve as Class III directors, for a three-year term expiring in 2024.

Nominees:	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
01 Thomas R. Evans	☐	☐	☐
02 Paul J. Hennessy			

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write the nominee's name on the line below.

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

VIRTUAL CONTROL NUMBER

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	FOR	AGAINST	ABSTAIN
2. Proposal Two. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying proxy statement.	☐	☐	☐
3. Proposal Three. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

	1YR	2YRS	3YRS	ABSTAIN
4. Proposal Four. To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

5. In their discretion to vote upon such other matters as may properly come before the meeting.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR ALL" ON PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND FOR THE OPTION OF EVERY "1 YEAR" ON PROPOSAL 4.

Please sign and date this Proxy below and return in the enclosed envelope.

Signature(s) must agree with the name(s) printed on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Date ______________________________, 2021

____
(Signature)

____
(Signature of joint owner)

▲ PLEASE DETACH PROXY CARD HERE ▲

VIRTUAL CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/SSTK

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.